Exhibit 99.1

                           CERTIFICATION PURSUANT TO

                             18 U.S.C. SECTION 1350
                             AS ADOPTED PURSUANT TO

SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002

In connection with the Quarterly Report of TMI Holdings, Inc. (the "Registrant") on Form 10-QSB for the period ending June 30, 2003, as filed with the Securities and Exchange Commission on the date hereof (the "Quarterly Report"), I Richard Dwyer Chief Executive Officer and President, and Chief Financial Officer of the Registrant, certify, pursuant to 18 U.S.C. Section 1350, as adopted pursuant to
Section 906 of the Sarbanes-Oxley Act of 2002, that:

(1) The Quarterly Report Fully complies with the requirements of Section 13(a) or 15 (d) of the Securities Exchange Act of 1934; and

(2) The information contained in the Quarterly Report fairly presents, in all material respects, the financial condition and result of operations of the Registrant.


Dated: September 9, 2003                        /s/ Richard Dwyer
      ---------------------------               -------------------------------
                                                Chief Executive Officer




Dated: September 9, 2003                        /s/ Richard Dwyer
      ---------------------------               -------------------------------
                                                Richard Dwyer
                                                Chief Financial Officer